UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22771

Oppenheimer Global Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 7/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2013 / Unaudited

	Shares	Value
Common Stocks—98.7%
Financials—98.0%
Real Estate Investment Trusts (REITs)—74.5%
Diversified REITs—10.7%
British Land Co. plc	155,210	$1,406,111
Canadian Real Estate Investment Trust	16,907	677,696
Duke Realty Corp.	97,930	1,612,907
GPT Group	303,600	998,121
Land Securities Group plc	91,670	1,327,318
Lexington Realty Trust	67,630	848,080
Mapletree Greater China Commercial Trust[1]	1,114,000	823,328
Stockland	395,100	1,270,432
Suntec Real Estate Investment Trust	734,000	924,603

		9,888,596
Industrial REITs—5.3%
First Industrial Realty Trust, Inc.	53,770	879,677
Goodman Group	210,200	890,791
Industrial & Infrastructure Fund Investment Corp.	65	581,755
Prologis, Inc.	50,630	1,942,167
STAG Industrial, Inc.	30,320	628,534

		4,922,924
Office REITs—11.5%
Alstria Office REIT AG	95,131	1,113,586
Boston Properties, Inc.	22,060	2,359,317
Derwent London plc	32,520	1,192,452
Digital Realty Trust, Inc.	14,220	786,224
Douglas Emmett, Inc.	32,880	822,329
Great Portland Estates plc	147,100	1,243,978
Highwoods Properties, Inc.	15,790	572,861
Kilroy Realty Corp.	15,690	821,215
SL Green Realty Corp.	18,620	1,687,903

		10,599,865
Residential REITs—7.5%
Apartment Investment & Management Co., Cl. A	56,720	1,666,434
AvalonBay Communities, Inc.	7,700	1,042,118
Camden Property Trust	25,950	1,830,513
Canadian Apartment Properties REIT	20,939	435,048
Essex Property Trust, Inc.	12,380	1,996,770

		6,970,883
Retail REITs—26.0%
Acadia Realty Trust	71,670	1,847,652
CBL & Associates Properties, Inc.	35,010	797,178
DDR Corp.	78,920	1,347,954
Eurocommercial Properties NV	17,729	673,229
General Growth Properties, Inc.	38,130	790,816
Hammerson plc	130,590	1,049,412
Klepierre	22,000	956,607
Link REIT (The)	124,500	608,779
Morguard Real Estate Investment Trust	36,153	564,594
Regency Centers Corp.	21,560	1,136,859
Simon Property Group, Inc.	39,070	6,253,544
Tanger Factory Outlet Centers, Inc.	22,370	725,459
Taubman Centers, Inc.	11,190	819,332
Unibail-Rodamco SE	12,120	2,950,412
Vastned Retail NV	11,831	503,308
Westfield Group	238,300	2,402,101
Yuexiu Real Estate Investment Trust	1,280,000	666,586

		24,093,822
Specialized REITs—13.5%
Chesapeake Lodging Trust	42,820	981,006
CubeSmart	93,950	1,521,990
Extra Space Storage, Inc.	40,140	1,687,887
First Real Estate Investment Trust	703,000	675,845
Health Care REIT, Inc.	29,900	1,928,251
Host Hotels & Resorts, Inc.	120,710	2,155,881
Sabra Health Care REIT, Inc.	16,480	432,435
Sunstone Hotel Investors, Inc.[1]	56,840	735,510
Ventas, Inc.	36,530	2,401,482

		12,520,287
Real Estate Management & Development—23.5%
Diversified Real Estate Activities—18.5%
CapitaLand Ltd.	510,000	1,293,727
Daiwa House Industry Co. Ltd.	69,000	1,267,607
Hang Lung Properties Ltd.	321,000	1,040,078
Mitsubishi Estate Co. Ltd.	95,800	2,429,601
Mitsui Fudosan Co. Ltd.	129,000	3,889,026
Sumitomo Realty & Development Co. Ltd.	64,700	2,703,948

1	OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Sun Hung Kai Properties Ltd.	161,000	$2,151,049
Tokyo Tatemono Co. Ltd.	143,000	1,185,667
Wharf Holdings Ltd.	132,000	1,135,225

		17,095,928
Real Estate Development—3.6%
Cheung Kong Holdings Ltd.	74,000	1,037,464
Helical Bar plc	97,251	442,264
Longfor Properties Co. Ltd.	548,000	838,190
Sino Land Co. Ltd.	732,000	1,033,605

		3,351,523
Real Estate Operating Companies—1.4%
Global Logistic Properties Ltd.	289,000	644,805
Hufvudstaden AB, Cl. A	52,082	661,154

		1,305,959
Health Care—0.7%
Health Care Providers & Services—0.7%
Capital Senior Living Corp.[1]	26,410	608,486
Total Investments, at Value (Cost $92,805,134)	98.7%	91,358,273
Assets in Excess of Other Liabilities	1.3	1,201,057

Net Assets	100.0%	$92,559,330

Footnotes to Statement of Investments

1.	Non-income producing security.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$45,668,771	50.0%
Japan	12,057,604	13.3
Hong Kong	7,672,786	8.3
United Kingdom	6,661,535	7.4
Australia	5,561,445	6.1
Singapore	4,362,308	4.7
France	3,907,019	4.3
Canada	1,677,338	1.8
Netherlands	1,176,537	1.3
Germany	1,113,586	1.2
China	838,190	0.9
Sweden	661,154	0.7

Total	$91,358,273	100.0%

2	OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS Unaudited

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the real estate industry.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

3	OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

4	OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)    Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)    Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)    Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stock
Financials	$46,737,623	$44,012,164	$—	$90,749,787
Health Care	608,486	—	—	608,486

Total Assets	$47,346,109	$44,012,164	$—	$91,358,273

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Commons Stocks
Financials	$(40,238,710)	$40,238,710

Total Assets	$(40,238,710)	$40,238,710

*	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

5	OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$92,861,159
Federal tax cost of other investments	5,510

Total federal tax cost	$92,866,669

Gross unrealized appreciation	$2,172,646
Gross unrealized depreciation	(3,675,568)

Net unrealized depreciation	$(1,502,922)

6	OPPENHEIMER GLOBAL REAL ESTATE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Real Estate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013